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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 18, 2004

                               BMC SOFTWARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)


        DELAWARE                                001-16393                                   74-2126120
(State of Incorporation)                (Commission File Number)                         (I.R.S. Employer
                                                                                      Identification Number)


           2101 CITYWEST BLVD.
             HOUSTON, TEXAS                                                                 77042-2827
(Address of principal executive offices)                                                    (Zip Code)


       Registrant's telephone number, including area code: (713) 918-8800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 204.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 5.02. Election of Director.

On November 19, 2004, BMC Software, Inc. announced the appointment of P. Thomas Jenkins to its Board of Directors (the "Board"). Mr. Jenkins's membership on the Board is effective November 18, 2004. Mr. Jenkins was nominated by the Board's Nominating Committee after such committee conducted a national search, utilizing a third-party recruiting firm, for an additional independent director. Mr. Jenkins has not been appointed to any Board committees at this time.

Mr. Jenkins is the Chairman and Chief Executive Officer of Open Text.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit No.         Description
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99.1                Press Release dated November 19, 2004





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2004

                                        BMC SOFTWARE, INC.


                                        By: /s/ ROBERT H. WHILDEN, JR.
                                            ------------------------------------
                                            Robert H. Whilden, Jr.
                                            Senior Vice President, General
                                            Counsel and Secretary


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                                  EXHIBIT INDEX


Exhibit No.
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99.1                       Press Release dated November 19, 2004